UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K/A
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 23, 2018
CATERPILLAR INC. (Exact name of registrant as specified in its charter)
Delaware (State or other jurisdiction of incorporation)
1-768 (Commission File Number)	37-0602744 (IRS Employer Identification No.)
510 Lake Cook Road, Suite 100, Deerfield, Illinois (Address of principal executive offices)	60015 (Zip Code)
Registrant’s telephone number, including area code: (224) 551-4000
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

EXPLANATORY NOTE

Caterpillar Inc. is filing this Amendment No. 1 (the “Form 8-K/A”) to its Current Report on Form 8-K (the “Form 8-K”), filed with the U.S. Securities and Exchange Commission on October 23, 2018, solely to correct a typographical error appearing in the press release filed as Exhibit 99.1.  In the summary table included on the first page of the press release, the heading has been corrected to be titled “Third Quarter” rather than “Second Quarter” as previously labeled.

Except as specifically noted above, this Form 8-K/A does not modify or update disclosures in the original Form 8-K or the press release filed as Exhibit 99.1.

The actual press release was correct and no other changes are being made to the original Form 8-K.

Item 2.02. Results of Operations and Financial Condition.
On October 23, 2018, Caterpillar Inc. issued a press release reporting its financial results for the third quarter ended September 30, 2018. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated into this Item 2.02 by reference.

The information in this Current Report on Form 8-K/A, including Exhibit 99.1, is being furnished in accordance with the provisions of General Instruction B.2 of Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits:
The following is furnished as an exhibit to this report:
	99.1	Caterpillar Inc. press release dated October 23, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATERPILLAR INC.

October 23, 2018	By:	/s/ Suzette M. Long
Suzette M. Long
General Counsel & Corporate Secretary